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                                                                Exhibit 10.14(e)

                              WAIVER AND CONSENT

          Waiver and Consent to the Amended and Restated Financing Agreement, dated as of June 18, 1998, as amended through the date hereof (the "Financing Agreement"), by and among McNaughton Apparel Group Inc., a Delaware corporation formerly known as Norton McNaughton, Inc. (the "Company"), Norton McNaughton of Squire, Inc., a New York corporation ("Squire"), Miss Erika, Inc., a Delaware corporation ("Miss Erika"), Jeri-Jo Knitwear, Inc., a Delaware corporation formerly known as JJ Acquisition Corp. ("Jeri-Jo" and together with Squire and Miss Erika, each a "Borrower" and collectively, the "Borrowers"), the lenders party thereto (each a "Lender" and collectively the "Lenders"), Banc of America Commercial Corporation f/k/a NationsBanc Commercial Corporation, as collateral agent for the Lenders (in such capacity, the "Collateral Agent"), The CIT Group/Commercial Services, Inc., as administrative agent for the Lenders (in such capacity, the "Administrative Agent") and Fleet Bank NA, as documentation agent for the Lenders (in such capacity, the "Documentation Agent" and together with the Collateral Agent and the Administrative Agent, each an "Agent" and collectively, the "Agents").

          1.   Definitions.  All capitalized terms used herein and not otherwise
               -----------
defined herein are used herein as defined in the Financing Agreement.

          2.   Waiver and Consent.
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               (a)  Pursuant to Section 12.03 of the Financing Agreement, the
Required Lenders hereby waive any Event of Default that would otherwise arise under Section 10.01(c) of the Financing Agreement from any non-compliance by the Company with the provisions of Section 7.02(p)(iii) of the Financing Agreement by reason of the failure of the Company and its Consolidated Subsidiaries to maintain Working Capital of no less than $105,000,000 at the end of the Fiscal Quarter ended November 6, 1999, provided that the Working Capital at such Fiscal Quarter end is not less than $93,000,000.

               (b) This Waiver and Consent shall be effective only in this specific instance and does not allow any other or further departure from the terms of the Financing Agreement or the other Loan Documents, which terms shall continue in full force and effect.

          3.   Miscellaneous.
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               (a)  This Waiver and Consent shall become effective when the
Administrative Agent shall have received counterparts hereof which bear the signatures of the Required Lenders.

               (b) This Waiver and Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.
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               (c)  Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Waiver and Consent for any other purpose.

               (d) This Waiver and Consent shall be governed by, and construed in accordance with, the laws of the State of New York.
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          IN WITNESS WHEREOF, the parties hereto have caused this Waiver and
Consent to be executed by their respective officers thereunto duly authorized as of the ____ day of January, 2000.

                              AGENTS AND LENDERS
                              ------------------

                              THE CIT GROUP/COMMERCIAL SERVICES,
                              INC., as Administrative Agent

                              By: ______________________________________
                              Title:____________________________________

                              BANC OF AMERICA COMMERCIAL CORPORATION F/K/A
                              NATIONSBANC COMMERCIAL CORPORATION,
                              as Collateral Agent

                              By: ______________________________________
                              Title:____________________________________

                              FLEET BANK NA, as Documentation Agent

                              By: ______________________________________
                              Title:____________________________________

                              FLEET BUSINESS CREDIT CORPORATION

                              By: ______________________________________
                              Title:____________________________________

                              ISRAEL DISCOUNT BANK OF NEW YORK

                              By: ______________________________________
                              Title:____________________________________
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                              SUNROCK CAPITAL CORP.

                              By: _____________________________________
                              Title:___________________________________

                              PNC BANK, NATIONAL ASSOCIATION

                              By: _____________________________________
                              Title:___________________________________

                              HELLER FINANCIAL, INC.

                              By: _____________________________________
                              Title:___________________________________